UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2005
                                (March 31, 2005)
                           ---------------------------

                         NorthStar Realty Finance Corp.
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             (Exact name of registrant as specified in its charter)

     Maryland                     001-32330                     11-3707493
 -----------------              -------------             ---------------------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)              Identification No.)
   incorporation)

                 527 Madison Avenue, 16th Floor, New York 10022
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               (Address of principal executive offices) (Zip Code)

                                 (212) 319-8801
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                         NorthStar Realty Finance Corp.
                           Current Report on Form 8-K


Item 2.02 Results of Operations and Financial Condition

     On March 31, 2005, NorthStar Realty Finance Corp.(the "Company") reported results of operations and financial condition for the quarter and the year ended December 31, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number
     --------------

          99.1      Press Release, dated March 31, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 31, 2005                             NORTHSTAR REALTY FINANCE CORP.


                                                  By: /s/ Mark E. Chertok
                                                     ---------------------------
                                                  Name:  Mark E. Chertok
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit Number
     --------------

         99.1       Press Release, dated March 31, 2005.